Exhibit 31

Section 302 Certification

I, Michael McLaughlin, certify that:

1. I have reviewed  this  Quarterly Report on Form 10-QSB of
Bernard, Allan & Edwards, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report.

4. I am the person responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the small business issuer and have:

a) I designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Company is made known to me by others particularly during the period in which this reportis being prepared;

b) evaluated the effectiveness of the Companys disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report on such evaluation; and

c) disclosed in this report any change in the Companys internal control over financial reporting that occurred during the Companys most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Companys internal control over financial reporting;
and

 5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Companys auditors and the audit committee of the board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Companys ability to record, process, summarize and report financial information; and

 b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Companys internal control over financial reporting.

Date: November 12, 2004

/s/Michael McLaughlin
Michael McLaughlin
President
(Principal Executive and Financial Officer)